EXHIBIT 99.2

FIRST AMENDMENT
TO
AGREEMENT AND PLAN OF MERGER
This FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this “Amendment”) is dated as of January 27, 2014, by and among Akamai Technologies, Inc, a Delaware corporation (the “Buyer”), Panther Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Buyer (the “Transitory Subsidiary”), Prolexic Technologies, Inc., a Delaware corporation (the “Company”), the Principal Stockholders identified on the signature page to this Amendment (the “Principal Stockholders”), and Shareholder Representative Services, LLC, a Colorado limited liability company (the “Representative”). Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Merger Agreement (as defined below).
WHEREAS, the Buyer, the Transitory Subsidiary, the Company, the Principal Stockholders, and the Representative are parties to that certain Agreement and Plan of Merger, dated December 2, 2013 (the “Merger Agreement”);
WHEREAS, pursuant to Section 9.9 of the Merger Agreement, the Merger Agreement may be amended only by written agreement of the Buyer, the Transitory Subsidiary, the Company, the Principal Stockholders, and the Representative prior to the Closing;
WHEREAS, the Closing has not yet occurred; and
WHEREAS, the Buyer, the Transitory Subsidiary, the Company, the Principal Stockholders, and the Representative wish to amend the terms of the Merger Agreement as set forth below.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Amendments to Merger Agreement.

(a)	Section 1.8(e) shall be replaced in its entirety by the following:

“(e)    All vested Options shall be terminated effective as of the Effective Time in exchange for the payment (subject to the provisions of Sections 1.9 and 1.10) in respect of each such vested Option of (i) the Initial Option Consideration in respect of such vested Option and (ii) the product of (A) the Additional Per Share Transaction Consideration multiplied by (B) the number of Common Shares underlying such vested Options. The Company shall obtain, prior to the Closing, the consent from each holder of a vested Option to the termination of such vested portion of the Option pursuant to this Section 1.8 (unless such consent is not required under the terms of the applicable agreement, instrument or plan).”

(b)	The following definitions shall replace their respective counterparts in their entirety in Article VIII of the Merger Agreement:

“‘Additional Per Share Transaction Consideration’ shall mean an amount equal to (i) the Additional Transaction Consideration divided by (ii) the sum of (a) the aggregate number of Company Shares outstanding immediately prior to the Effective Time, on an as-converted to Common Share basis (other than Company Shares to be cancelled in accordance with Section 1.5(f)), and (b) the aggregate number of Company Shares issuable upon the exercise of all vested Options outstanding immediately prior to the Effective Time, on an as-converted to Common Share basis.”

“‘Fully Diluted Shares’ shall mean the sum of (a) the aggregate number of Company Shares outstanding immediately prior to the Effective Time, on an as-converted to Common Share basis (other than Company Shares to be cancelled in accordance with Section 1.5(f)), and (b) the aggregate number of Company Shares issuable upon the exercise of all Options (vested and unvested) and Warrants outstanding immediately prior to the Effective Time, on an as-converted to Common Share basis.”
“‘Series A Liquidation Holdback Amount’ shall mean $0.00.”
“‘Series A1 Liquidation Holdback Amount’ shall mean $0.00.”
“‘Series C Liquidation Holdback Amount’ shall mean $0.00.”
2.    Additional Agreements. The Parties hereby agree that as expeditiously as possible following the execution of this Amendment, and in any event within one (1) business day after the execution of this Amendment, the Company shall use Reasonable Best Efforts to secure and cause to be filed with the Company consents from Company Stockholders necessary to secure the Requisite Stockholder Approval of the Agreement and the Merger, as amended by this Amendment (the “Supplemental Stockholder Approval”), which consents shall be in a form that is reasonably acceptable to the Buyer. From and after the effectiveness of this Amendment all references in the Merger Agreement to the Requisite Stockholder approval shall mean adoption of the Merger Agreement, as amended by the Amendment. In addition, within one (1) business day after the execution of this Amendment, the Company shall mail an addendum to the Disclosure Statement, in a form reasonably acceptable to the Buyer, to the Company Stockholders. Such addendum shall include (i) a summary describing the amendments to the Merger Agreement set forth in this Amendment, (ii) a statement that appraisal rights are available for the Company Shares pursuant to Section 262 of the DGCL and a copy of such Section 262, and (iii) a written notice, pursuant to Sections 228 and 262(d) of the DGCL, to all stockholders of the Company that did not execute the written consent set forth above informing them that the Merger Agreement, this Amendment, and the Merger were adopted and approved by the stockholders of the Company.
3.    Miscellaneous.
(a)    This Amendment shall take effect only upon receipt of the Supplemental Stockholder Approval. This Amendment shall not constitute a waiver of, or relieve the Company or the Equity Holders from any liability with respect to, any breach of any representation, warranty, covenant or agreement of the Company or the Principal Stockholders set forth in the Merger Agreement.
(b)    Except as expressly set forth herein, the Merger Agreement shall remain in full force and effect.
(c)    This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflicts of laws.
(d)    This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.
BUYER:
AKAMAI TECHNOLOGIES, INC.
/s/ F. Thomson Leighton
By:    F. Thomson Leighton
Title:    Chief Executive Officer

TRANSITORY SUBSIDIARY:
PANTHER ACQUISITION CORP.
/s/ Robert Wood
By:    Robert Wood
Title:     President

COMPANY:
PROLEXIC TECHNOLOGIES, INC.
/s/ Scott Hammack
By:    Scott Hammack
Title:    Chief Executive Officer

REPRESENTATIVE:
Shareholder Representative Services LLC
Solely in its capacity as the Representative
/s/ W. Paul Koenig
By: W. Paul Koenig
Title: Managing Director

Solely for purposes of Sections 1.10, 1.11, 2.3, 2.4 and Article VI and Article VII:
PRINCIPAL STOCKHOLDERS:
CAMDEN PARTNERS STRATEGIC FUND IV, L.P.

By:     Camden Partners Strategic IV, LLC
Its General Partner

By:     Camden Partners Strategic Manager, LLC
Its Managing Member
By: /s/ Jason Tagler
Name: Jason Tagler
Title: Managing Member
CAMDEN PARTNERS STRATEGIC FUND IV-A, L.P.

By:     Camden Partners Strategic IV, LLC
Its General Partner

By:     Camden Partners Strategic Manager, LLC
Its Managing Member
By: /s/ Jason Tagler
Name: Jason Tagler
Title: Managing Member

Solely for purposes of Sections 1.10, 1.11, 2.3, 2.4 and Article VI and Article VII:
PRINCIPAL STOCKHOLDERS:
KENNET III A LP
By: Kennet Capital Management (Jersey) Limited
Its Manager
By: /s/ Davinia Smith
Name: Davinia Smith
Title: Director

KENNET III B LP
By:     Kennet Capital Management (Jersey) Limited
Its Manager
By: /s/ Davinia Smith
Name: Davinia Smith
Title: Director

Solely for purposes of Sections 1.10, 1.11, 2.3, 2.4 and Article VI and Article VII:
PRINCIPAL STOCKHOLDERS:
TRIDENT CAPITAL FUND-VII, L.P.
TRIDENT CAPITAL FUND-VII PRINCIPALS
FUND, L.L.C.

Executed by the undersigned as an authorized
signatory of the General Partner of Trident
Capital Fund-VII, L.P. and of the Managing
Member of Trident Capital Fund-VII Principals Fund, L.L.C.
By:/s/ John Moragne
Name: John Moragne
Title: Managing Partner

Solely for purposes of Sections 1.10, 1.11, 2.3, 2.4 and Article VI and Article VII:
PRINCIPAL STOCKHOLDERS:
/s/ Scott Hammack
                 Scott Hammack